                                                                    Exhibit 10.5

                           INDEMNIFICATION AGREEMENT
                           -------------------------

     This INDEMNIFICATION AGREEMENT dated as of August 22, 1997, is entered into between CENTOCOR, INC., a Pennsylvania corporation ("Centocor") and CENTOCOR DIAGNOSTICS, INC., a Pennsylvania corporation ("Company").

                                  WITNESSETH:
                                  ----------

     WHEREAS, prior to August 22, 1997, the Company operated as the Diagnostics Division of Centocor; and

     WHEREAS, on August 22, 1997 (the "Transfer Date"), the Company was formed as a separate corporate entity, and a subsidiary of Centocor, and the assets and business of the Diagnostics Division of Centocor (the "Business"), subject to the liabilities of the Business, were transferred to the Company (the "Transfer"); and

     WHEREAS, in connection with the Transfer, Centocor has agreed to indemnify the Company with respect to the liabilities which may arise out of or result from the conduct of the Business by Centocor on or before the Transfer Date;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Centocor shall indemnify, defend and hold harmless the Company, its affiliates and their respective officers, directors, employees, agents and representatives or any of them (each, an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all suits, actions, claims, judgments, demands, liabilities, losses, damages, costs and expenses (including, but not limited to, court costs and experts' and attorneys' fees and expenses) which arise out of or result from the activities of the Business as conducted by Centocor on or before the Transfer Date; provided, however, that with regard to any individual Indemnified Party, Centocor's obligations under this Section 1 shall not exceed the indemnification that Centocor is entitled to provide to its own officers or directors under Centocor's Bylaws and the Pennsylvania Business Corporation Law of 1988, each as amended from time to time.

     2. Centocor shall not be liable to the Indemnified Parties for the indemnity provided herein unless the applicable Indemnified Party, promptly and in any event within 10 days after receipt of notice of a claim for which an Indemnified Party is entitled to indemnification hereunder, shall notify Centocor in writing of such claim, enclosing a copy of all papers served, if any. However, the omission to so notify or delay in notifying Centocor of any such claim shall not relieve Centocor from any liability that it may have under
Section 1 of this Agreement, except to the extent that the ability of Centocor to defend against such claim is materially adversely affected by such omission or delay. The foregoing notice requirement shall be deemed to have been satisfied if Centocor shall have received actual notice of any such claim, from any source whatsoever.
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     3.   In case any such claim for which indemnity is payable hereunder shall be made against any Indemnified Party, Centocor shall be entitled to participate in, and to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, subject to the provisions of this Section 3. After written notice from Centocor to such Indemnified Party of its election to so assume the defense thereof, Centocor shall not be liable to such Indemnified Party for any additional attorneys' fees or other expenses of litigation, other than reasonable costs of investigation subsequently incurred by such Indemnified Party in connection with the defense thereof, unless:

          (a) the employment of counsel by the Indemnified Party has been authorized in writing by Centocor, such authorization not to be unreasonably withheld or delayed;

          (b) the Indemnified Party shall have obtained a written opinion of counsel reasonably acceptable to Centocor that there exists a conflict of interest between such Indemnified Party and Centocor in the conduct of the defense of such action or that there are one or more defenses available to the Indemnified Party that are unavailable to Centocor (in which case Centocor shall not have the right to direct the defense of such claim on behalf of the Indemnified Party); or

          (c) Centocor shall not in fact have employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such claim, in each of which cases the reasonable fees and expenses of counsel utilized by the Indemnified Party shall be at the expense of Centocor, it being understood, however, that Centocor shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all of the Indemnified Parties. Notwithstanding the foregoing, under the circumstances described in Section 3(b), an Indemnified Party shall be entitled to retain an additional law firm, in any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, provided that the Indemnified Party has obtained a written opinion of counsel reasonably acceptable to Centocor that a conflict of interest exists that would preclude the use of a single law firm, in which case Centocor shall be liable for the reasonable fees and expenses of counsel designated by the Indemnified Party in writing. All such fees and expenses which are at the expense of Centocor hereunder shall be promptly paid by Centocor.

     Nothing in this Section 3 shall be construed as limiting an Indemnified Party's rights to employ counsel at its own expense. Centocor shall not settle or compromise any claim, if such settlement or compromise provides for an admission of liability on the part of an Indemnified Party without the written consent of the Indemnified Party.

     4. Centocor's obligations under this Agreement shall terminate on the fifth anniversary of the date of this Agreement; provided, however, that Centocor's obligations shall not so terminate with respect to any claim for indemnification for which notice pursuant to Section 2 hereof has been provided to Centocor prior to the fifth anniversary of the date of this Agreement.

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     5.   This Agreement may not be altered, modified or amended except by writing signed by duly authorized representatives of Centocor and the Company.
 .

     6. No failure or delay on the part of a party in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right shall be deemed a waiver of any other right hereunder.

     7. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws.

     8. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     9. This Agreement contains the entire understanding of the parties hereto with respect of the subject matter hereof. This Agreement supersedes all prior oral or written agreements or understandings between the parties with regard to the subject matter hereof.

     10. Nither party shall assign this Agreement or any part hereof or any right or obligation hereunder to any third party without the prior written consent of the other party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


                                CENTOCOR, INC.


                                BY:  /s/ David P. Holvack
                                   ------------------------------------
                                Name:    David P. Holvack
                                Title:   President

                                CENTOCOR DIAGNOSTICS, INC.


                                By:  /s/ R. James Danehy
                                   ------------------------------------
                                Name:   R. James Danehy
                                Title:  President

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